EXHIBIT 10.9(e)

FOURTH AMENDMENT

TO

ADVANCED MEDICAL OPTICS, INC.

401(K) PLAN

The Section 5.3(d) of the Advanced Medical Optics, Inc. 401(k) Plan (the “Plan”) is hereby amended as follows:

I.                                         Section 5.3(d) of the Plan is amended as follows:

(d)       For the 2005 and 2006 Plan Year, the Company shall contribute and allocate, for each Participant set forth in Appendix C — Special Provisions for Transferred Pharmacia Employees, which is hereby attached and made a part of the Plan, a Profit Sharing Contribution in addition to the Profit-Sharing Contribution described in subsection (c) above which, when added to Forfeitures available after the application of Section 6.3, is equal to the allocation amount set forth for each such Participant in the attached Appendix C.

IN WITNESS WHEREOF, Advanced Medical Optics, Inc. hereby executes this Fourth Amendment to the Advanced Medical Optics, Inc. 401(k) Plan on this 14th day of December, 2006.

ADVANCED MEDICAL OPTICS, INC.

BY:	/s/ AIMEE WEISNER
Aimee Weisner
Corporate Vice President, General Counsel, and Secretary